EATON VANCE EQUITY RESEARCH FUND Supplement to Prospectus dated August 26, 2005

1. The following replaces the the first paragraph of “Performance Information” under “Fund Summary”:

Performance Information. The following bar chart and table provide information about the Fund’s performance for each calendar year through December 31, 2004. From inception, the Fund’s expenses were voluntarily subsidized to limit Annual Fund Operating Expenses to 1.40% . Absent the subsidy, Fund performance would have been lower. Prior to August 26, 2005, the Fund was not actively marketed and had few shareholders. The Fund will not change its objective, principal policies or portfolio management structure during its fiscal year ending October 31, 2006. Effective June 13, 2005, the Fund’s outstanding shares were classified as Class A shares. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains the returns for Class A shares and a comparison to the performance of a broad-based index of domestic equity stocks. Returns for Class A in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

2. The following replaces the first paragraph of “Financial Highlights”:

The financial highlights are intended to help you understand the Fund’s financial performance for the past three years. From inception, the Fund’s expenses were voluntarily subsidized to limit Annual Fund Operating Expenses to 1.40% . Absent the subsidy, Fund performance would have been lower. Prior to August 26, 2005, the Fund was not actively marketed and had few shareholders. The Fund will not change its objective, principal policies or portfolio management structure during its fiscal year ending October 31, 2006. Effective June 13, 2005, the Fund’s existing shares were classified as Class A shares. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and the Fund’s financial statements are incorporated herein by reference and included in the annual report, which is available on request.

December 23, 2005

ERPS